Exhibit 10(b)

AMENDMENT No. 4 TO THE CBS BONUS DEFERRAL PLAN
FOR DESIGNATED SENIOR EXECUTIVES
PART A – AMENDMENT AND RESTATEMENT AS OF DECEMBER 31, 2005 (THE “PLAN”)

Except as otherwise noted herein, the following amendments shall be effective as of July 1, 2019:

1.	Section 2.10 of the Plan is hereby amended to add the following at the end thereof:

Notwithstanding anything herein to the contrary, effective as of July 1, 2019, the term “Investment Options” means the investment funds available to the CBS 401(k) Plan, excluding the Self-Directed Brokerage Account.

AMENDMENT No. 6 TO THE CBS BONUS DEFERRAL PLAN
FOR DESIGNATED SENIOR EXECUTIVES
PART B – AMENDMENT AND RESTATEMENT AS OF JANUARY 1, 2009 (THE “PLAN”)

Except as otherwise noted herein, the following amendments shall be effective as of July 1, 2019:

1.	Section 2.17 of the Plan is hereby amended to add the following at the end thereof:

Notwithstanding anything herein to the contrary, effective as of July 1, 2019, the term “Investment Options” means the investment funds available to the CBS 401(k) Plan, excluding the Self-Directed Brokerage Account.